Exhibit 99.1

                                 LOAN AGREEMENT


     BY THIS LOAN AGREEMENT (this "Agreement") made and entered into as of the 16th day of December, 2004, HAMILTON AEROSPACE TECHNOLOGIES, INC., a Delaware corporation, whose address is P.O. Box 23009, Tucson, Arizona 85734-3009 (hereinafter called "Borrower"), and M&I MARSHALL & ILSLEY BANK, a banking corporation organized and existing under the laws of the State of Wisconsin, whose address is One East Camelback Road, Phoenix, Arizona 85012-1647 (hereinafter called "Lender"), for and in consideration of the recitals and mutual promises contained herein, confirm and agree as follows:

SECTION 1. RECITALS

     1.1 Term Loan. Borrower has applied to Lender for a term loan in the amount of SEVEN HUNDRED FIFTY THOUSAND AND NO/100 DOLLARS ($750,000.00), upon the terms, conditions and provisions set forth herein.

SECTION 2. DEFINITIONS

     2.1 Defined Terms. As used herein, the following capitalized terms shall have the meanings specified below, unless the context otherwise requires.

          (a) Affiliate. Any person or entity (i) that directly or indirectly controls, or is controlled by, or is under common control with, Borrower;
     (ii) that directly or indirectly beneficially owns or holds five percent (5%) or more of any class of voting stock of or membership in Borrower;
     (iii) five percent (5%) or more of the voting stock of or membership in which entity is directly or indirectly beneficially owned or held by Borrower; (iv) that is an officer, director or manager of Borrower; (v) of which another Affiliate is an officer, director or manager; or (vi) who is related by blood, adoption, or marriage to another Affiliate. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of an entity, whether through the ownership of voting securities, by contract, or otherwise.

          (b) Borrower: Hamilton Aerospace Technologies, Inc., a Delaware corporation.

          (c) Business Day. Any day other than a Saturday, Sunday, public holiday, or other day when commercial banks in Arizona are authorized or required to close.

          (d) Closing. The satisfaction of all of the conditions precedent set forth in Section 8 hereof and the consummation of all of the loan transactions contemplated by this Agreement.

          (e) Closing Date. The date on which the Closing occurs.

          (f) Collateral. All property encumbered by the Security Documents as security for the Indebtedness and Obligations.

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          (g) Consolidated Group: Borrower, Guarantor, Johnstone Softmachine
     Corporation, a(n) ____________________, and World Jet Corporation, a(n)
     __________________.

          (h) CPLTD: Current portion of long term debt (financing that has a maturity greater than one year), meaning principal payments on long term debt that are to be paid within one year.

          (i) Debt Service Coverage: The sum of (i) net income after taxes, plus
     (ii) interest expense and depreciation, divided by CPLTA.

          (j) Debt Subordination Agreements: As defined in Section 7.4 hereof.

          (k) Environmental Law. Any federal, state or local statute, ordinance, or regulation pertaining to health, industrial hygiene, or the environment, including, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq. ("CERCLA"); the Resource Conservation and Recovery Act of 1976, 42 U.S.C. Section 6901, et seq. ("RCRA"); and the Arizona Environmental Quality Act, Title 49, Arizona Revised Statutes, and all rules adopted and guidelines promulgated pursuant to the foregoing.

          (l) ERISA. The Employee Retirement Income Security Act of 1974, as amended and as in effect from time to time.

          (m) Event of Default. As defined in Paragraph 14.1 hereof.

          (n) Facility. Any real property and improvements owned, occupied or used by Borrower in the conduct of its business, or upon which any Collateral is stored or held. The existing Facilities are identified on Exhibit A attached hereto.

          (o) GAAP. Those generally accepted accounting principles and practices that are recognized as such by the American Institute of Certified Public Accountants acting through its Accounting Principles Board or by the Financial Accounting Standards Board or through other appropriate boards or committees thereof and which are consistently applied for all periods after the date thereof so as to properly reflect the financial condition, and the results of operations and changes in the financial position, of Borrower.

          (p) Guarantor. Renegade Venture Corporation, a Nevada corporation.

          (q) Hazardous Substance: Includes:

               (i) those substances included within the definitions of "hazardous substances," "hazardous materials," "toxic substances," or "solid waste" in CERCLA, RCRA, and the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., and in the regulations promulgated pursuant thereto;

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               (ii) those substances defined as "hazardous substances" in A.R.S.
                    Section 49-201 and in rules adopted or guidelines promulgated pursuant thereto;

              (iii) those substances listed in the United States Department of
                    Transportation Table (49 CFR 172.101 and amendments thereto) or by the Environmental Protection Agency as hazardous substances (40 CFR Part 302 and amendments thereto); and

               (iv) all other substances, materials and wastes that are, or that become, regulated under, or that are classified as hazardous or toxic under, any Environmental Law.

          (r) Indebtedness. The total outstanding indebtedness owed Lender by Borrower under or in connection with the Loan, including principal and interest accrued but not previously paid.

          (s) Landlord Consent: An agreement in form acceptable to Lender, signed byi the landlord of a Facility, subordinating all lien rights to Lender,i giving Lender notice of a default under the lease for the Facility, and giving Lender the right to enter the Facility and remove the Collateral.

          (t) Lender: M&I Marshall & Ilsley Bank, a banking corporation organized and existing under the laws of the State of Wisconsin.

          (u) Lien. Any lien, mortgage, security interest, tax lien, pledge, encumbrance, conditional sale or title retention arrangement, or any other interest in property designed to secure the payment of any indebtedness or performance of any obligation, whether arising by agreement or under any statute or law, or otherwise.

          (v) Loan Documents. This Agreement, the Note, the Security Documents, and all other documents now or hereafter executed or delivered in connection with the Loan.

          (w) Loan. The Term Loan and any other loans, credit facilities or accommodations now in place or hereafter provided by Lender to Borrower, severally and collectively.

          (x) Material Adverse Effect. Any event or condition that either (i) would have a material adverse effect upon the validity, performance or enforceability of this Agreement, or any of the other Loan Documents, (ii) is material and adverse to the properties, financial condition, credit or business operations and prospects of Borrower or any Guarantor, (iii) would impair the ability of Borrower or any Guarantor to fulfill its obligations under this Agreement, or any of the other Loan Documents, or (iv) causes an Event of Default or an event or condition that with notice or lapse of time or both, would become an Event of Default.

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          (y) Note. The Term Note and any other note now in place or hereafter provided by Borrower to Lender in connection with any other loans, credit facilities or accommodations.

          (z) Obligations. Any and all of the representations, warranties, covenants and other obligations made or undertaken by Borrower or any Guarantor in this Agreement or in any of the other Loan Documents.

          (aa) PBGC. The Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

          (bb) Permitted Liens. (i) Liens granted to Lender; (ii) future Liens approved in writing by Lender in its sole discretion; and (iii) Liens for taxes and assessments not past due or delinquent.

          (cc) Plan. Each pension, profit sharing, stock bonus, thrift, savings, and employee stock ownership plan established or maintained, or to which contributions have been made, by Borrower or any trade or business which together with Borrower would be treated as a single employer under ERISA.

          (dd) Release. Any releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, disposing, or dumping.

          (ee) Security Documents. The security agreements, assignments, guarantees, pledges and other documents required by Section 7 hereof and any and all other documents or instruments now or hereafter executed by Borrower or any Guarantor to secure or guarantee the payment of the Indebtedness or the performance of the Obligations.

          (ff) Term Loan. As defined in Paragraph 3.1 hereof.

          (gg) Term Note. As defined in Paragraph 3.2 hereof.

     2.2 Other Terms. All accounting and financial terms used and not otherwise defined in this Agreement shall have the meanings accorded them under GAAP. All terms defined in the Uniform Commercial Code and not otherwise defined herein shall have the meanings given them in the Uniform Commercial Code.

SECTION 3. TERM LOAN

     3.1 Term Loan. Subject to the conditions herein set forth, Lender agrees to loan to or for the benefit of Borrower, and Borrower agrees to draw upon and borrow, in the manner and upon the terms and conditions herein expressed, the amount of SEVEN HUNDRED FIFTY THOUSAND AND NO/100 DOLLARS ($750,000.00) (the "Term Loan").

     3.2 Term Note. The Term Loan shall be evidenced by that Promissory Note of even date herewith, executed and delivered by Borrower in the amount of $750,000.00 payable to Lender upon the terms and conditions contained therein (the "Term Note").

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SECTION 4. RESERVED

SECTION 5. LOAN; GENERAL

     5.1 Application of Payments. Upon the occurrence and during the continuation of any Event of Default, all payments shall be applied by Lender to the Indebtedness and Obligations in such order and manner as Lender shall determine in its sole and absolute discretion. All payments shall be applied to the Indebtedness and Obligations only when received in immediately available funds.

     5.2 Advances by Lender. Lender, from time to time, may make advances in payment of insurance premiums, taxes, assessments, liens or encumbrances existing against the Collateral, interest accrued and payable upon the Loan, and any charges and expenses that are the obligation of Borrower under this Agreement or any of the other Loan Documents and any charges or matters necessary to preserve the Collateral or to cure any Event of Default. All amounts so advanced shall be secured by the Collateral and immediately repayable to Lender upon demand. Lender will endeavor to give Borrower prior notice of each advance where practicable, provided, however, any failure of Lender to give such notice shall not impact upon Lender's right to make the advance, upon Lender's right to reimbursement, or upon the advance being secured by the Collateral.

     5.3 Loan Account. Lender may maintain on its books a record of account in which Lender may make entries for each advance and such other debits and credits as shall be appropriate in connection with the Loan. Lender may provide Borrower with periodic statements of Borrower's account, which statements shall be considered to be correct and conclusively binding on Borrower unless Borrower notifies Lender to the contrary within thirty (30) days after Borrower's receipt of any such statement which Borrower deems to be incorrect.

SECTION 6. LOAN FEE

     6.1 Loan Fee. Lender has earned and Borrower has paid, or shall pay to Lender upon the execution of this Agreement, a non-refundable loan fee in the amount of $7,500.00.

SECTION 7. SECURITY; GUARANTEE, etc.

     7.1 Collateral. Borrower shall cause the Indebtedness and Obligations to be secured by a valid and effectual Security Agreement granting Lender a first and prior security interest in all personal property in, to, or under which Borrower now has or hereafter acquires any right, title or interest, whether present, future, or contingent, subject to the Permitted Liens. Borrower shall cause any UCC financing statements to be filed and/or recorded and any other actions to be taken as required by Lender to fully perfect the liens and security interests of Lender.

     7.2 Guarantee. Borrower shall cause the Indebtedness and Obligations to be guaranteed by Continuing Guarantee of Payment executed by Guarantor.

     7.3 Landlord Consents. Borrower shall obtain and provide Lender with a Landlord Consent in form and content satisfactory to Lender in its sole discretion from the owner of each Facility that is not owned by Borrower.

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     7.4 Debt Subordination Agreements. Borrower shall obtain and provide Lender with a Debt Subordination Agreements ("Debt Subordination Agreements") in form and content acceptable to Lender in its sole discretion from each Guarantor and, if requested by Lender, from each Affiliate of Borrower that is or becomes a creditor of Borrower.

SECTION 8. CONDITIONS PRECEDENT FOR CLOSING

     The obligation of Lender to make the Loan is subject to the following express conditions precedent, all of which shall have been satisfied, to the extent then applicable, prior to Closing:

     8.1 Documents Required. Borrower shall have executed (or obtained the execution or issuing of) and delivered to Lender the following documents, all in form satisfactory to Lender:

     (a)  This Agreement;

     (b)  The Term Note;

     (c)  The Security Agreement;

     (d)  Continuing Guarantee of Payment from Guarantor;

     (e)  Landlord's Consents for each Facility that is not owned by Borrower;
          and

     (f)  The Debt Subordination Agreements.

     8.2 Loan Fee. Lender shall have received the loan fees required in Section 6 hereof.


     8.3 Other Documents and Items Required. Borrower, at its expense, shall have obtained and delivered to Lender the following items, all of which shall be in form and content satisfactory to Lender and shall be subject to approval in writing by Lender:

          (a) Evidence that there has been no material adverse change in the financial condition of the Borrower or the Guarantor collectively since the information provided to Lender upon which Lender's approval of the Loan was based.

          (b) Copies of the lease agreements for each Facility other than those owned by Borrower.

          (c) Policies of insurance providing comprehensive general liability insurance with personal liability and property damage liability coverages in amounts not less than $1,000,000 for each occurrence, $1,000,000 for injury or death of any person and $1,000,000 for property damage, together with umbrella coverage for each of the above in an amount of not less than $1,000,000, that shall be in effect with respect to Borrower and shall name Lender as an additional insured.

          (d) Original policies providing "all risks" property insurance against loss or damage to the Collateral issued by insurance companies approved by Lender in its reasonable judgment in an amount not less than the full insurable value on a replacement-cost basis with standard, without contribution, mortgagee's loss payable endorsements in favor of Lender.

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          (e) Evidence of worker's compensation insurance coverage in compliance with state law requirements.

          (f) In the case of Borrower and any Guarantor that is other than a natural person: (i) a copy of the organizational documents for that entity,
     (ii) evidence of the proper formation and good standing of that entity in its state of organization, (iii) evidence of qualification or registration of that entity in each state in which it is doing business, and (iv) proper resolutions, authorizations and certificates, and such other documents as Lender may require, relating to the existence and good standing of that entity and the authority of any person executing documents on behalf of that entity.

     (g) Evidence that all FICA and other withholding taxes are current.

     8.4 UCC Financing Statements; UCC Searches. UCC Financing Statements covering the Collateral shall have been filed as required by Lender and Lender shall have obtained UCC and other searches under the name of Borrower and each corporate Guarantor as required by Lender, in such offices as Lender, in its reasonable judgment, shall consider necessary, and the results of those searches shall be satisfactory to Lender.

     8.5 Examination. An examination of such of the Collateral as Lender may require shall have been performed by Lender, at Borrower's expense, prior to the Closing Date and the results of that examination shall be acceptable to Lender.

     8.6 Opinions of Counsel. Borrower, at its expense, shall have provided Lender with written opinions by counsel acceptable to Lender with respect to the following: (i) the representations set forth in Paragraphs 10.2 through 10.8 hereof, and (ii) such other matters as Lender may require.

     8.7 First Lien. Lender shall have obtained a valid and continuing first lien and security interest in all of the Collateral, free and clear of all Liens except Permitted Liens.

     8.8 Representative and Warranties True. All representations and warranties by Borrower shall remain true and correct in all material respects and all agreements that Borrower is to have performed or complied with by the date hereof shall have been performed or complied with.

     8.9 Financial Statements. Borrower shall have provided to Lender copies of all statements and reports required pursuant to Paragraph 11.6 hereof for the most recently completed fiscal year, quarter and/or month, as applicable.

     8.10 No Default. No Event of Default exists, and no event has occurred and no condition exists that, after notice or lapse of time, or both, would constitute an Event of Default.

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SECTION 9. RESERVED

SECTION 10. REPRESENTATIONS AND WARRANTIES

     Borrower represents and warrants to Lender as follows:

     10.1 Recitals True. The recitals appearing in this Agreement are true and correct.

     10.2 Duly Organized. Each of Borrower and each Guarantor that is not a natural person is duly organized, validly existing and in good standing under the laws of the state of its organization and is qualified to do business and is in good standing in each state in which it is doing business.

     10.3 Power and Authority. Each of Borrower and each Guarantor has full power and authority to own its properties and assets and to carry on its business as now being conducted.

     10.4 Authorization; Enforceable. Borrower is fully authorized and permitted to enter into this Agreement, to execute any and all documentation required herein, to borrow the amounts contemplated herein upon the terms set forth herein, and to perform the terms of this Agreement. This Agreement and each of the other Loan Documents to which Borrower is a party are valid and binding legal obligations of Borrower and each is enforceable in accordance with its terms.

     10.5 Valid Liens. The liens, security interests, pledges and assignments created by the Security Documents will, when granted, be valid, effective and enforceable liens, security interests, pledges and assignments.

     10.6 Guarantor. Each Guarantor is fully authorized to enter into, execute, and perform the terms of all documents to which it is a party. Each Continuing Guarantee referred to in Paragraph 7.2 hereof and each Debt Subordination Agreement referred to in Paragraph 7.4 hereof constitutes legal, valid and binding obligations of each party according to the terms thereof.

     10.7 No Breach or Default as to Borrower. The execution, delivery and performance by Borrower of this Agreement and the other Loan Documents to which it is a party will not conflict with or result in a default under: (i) any law or regulation applicable to Borrower, or (ii) the terms, conditions or provisions of any agreement or instrument under which Borrower is a party or is obligated. Borrower is not in default in the performance or observance of any covenants, conditions or provisions of any such agreement or instrument.

     10.8 No Adverse Proceedings. To the knowledge of Borrower, no actions, suits or proceedings are pending or threatened against Borrower or any Guarantor that could result in a Material Adverse Effect. To the knowledge of Borrower, neither Borrower nor any Guarantor is in default with respect to any order, writ, injunction or decree, of any court, governmental department, commission, board, agency or official, which default could result in a Material Adverse Effect. To the knowledge of Borrower, no actions, suits or proceedings are pending or threatened against Borrower or any Guarantor other than as set forth in Exhibit B.

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     10.9 No Violation of Environmental Laws. To the best of their respective knowledge, neither Borrower nor any Guarantor, nor any Facility owned by them or any Affiliate thereof, is in violation of any Environmental Law and neither Borrower or any Guarantor, nor any Facility owned by them or any Affiliate thereof is subject to any existing, pending or, to the best of their respective knowledge, threatened investigation by any federal, state or local governmental authority under or in connection with any Environmental Law. Borrower has not obtained as the result of the requirements of any Environmental Law, and is not required by any Environmental Law to obtain, any permit or license to construct or use any improvements, fixtures or equipment that are a part of, or are located on, any Facility or to operate any business that is being conducted or intended to be conducted on any Facility. Borrower has not caused or permitted the Release of, or has any knowledge of the Release or presence of, any Hazardous Substance on any Facility or the migration of any Hazardous Substance from or to any other property adjacent to, or in the vicinity of, any Facility. Borrower's prior and present use of each Facility has not resulted in, and its future use of each Facility will not result in, the Release of any Hazardous Substance on the Facility.

     10.10 Financial Statements Correct. All financial statements, profit and loss statements, statements as to ownership and other statements or reports previously or hereafter given to Lender by or on behalf of Borrower and each Guarantor are and shall be true, complete and correct in all material respects as of the date thereof. There has been no change since the latest financial statements of Borrower or any Guarantor given to Lender that could have a Material Adverse Effect.

     10.11 Tax Returns Filed. Borrower and, to the knowledge of Borrower, each Guarantor have properly prepared, executed and filed (unless an extension of time has been granted by the proper authorities) all federal, state and local tax returns required by law and, with respect to each Guarantor, to Borrower's knowledge, has paid all of its respective current obligations before delinquent, including all federal, state and local taxes and all other payments required under federal, state or local law.

     10.12 No Margin Security. Borrower does not own any "margin security" as that term is defined in Regulation U of the Board of Governors of the Federal Reserve System except amounts thereof that do not and will not in the aggregate constitute a substantial part of Borrower's assets.

     10.13 ERISA Compliance. Borrower is in compliance in all material respects with all applicable provisions of ERISA. Neither a "reportable event" as defined in ERISA nor a "prohibited transaction" as set forth in ERISA or in the Internal Revenue Code has occurred and is continuing with respect to any Plan. No notice of intent to terminate a Plan has been filed nor has any Plan been terminated; no circumstances exist that constitute grounds under ERISA entitling PBGC to institute proceedings to terminate, or appoint a trustee to administer, a Plan, nor has the PBGC instituted any such proceedings. Borrower is not a party to, and has no employees who are covered by, a multi-employer pension or benefit plan, but Borrower shall not be stopped from becoming a party to, or having employees who are covered by, a multi-employer pension or benefit plan, at any time in the future. Borrower has met its minimum funding requirements under ERISA with respect to each Plan and the present value of all vested benefits under each Plan did not exceed the fair market value of all Plan assets allocable to such benefits, as determined on the most recent valuation date of ERISA for calculating the potential liability of Borrower to the PBGC or the Plan under ERISA. Borrower has not incurred any liability to the PBGC under ERISA.

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     10.14 Commercial Use Purpose. The Loan is for solely commercial purposes, and the proceeds thereof shall be used solely for the following purpose:

 As working capital.

     10.15 Survival. All representations and warranties made herein shall survive the execution of this Agreement, the Closing, Advance of the Loan, and the execution and delivery of all other Loan Documents, and until the Indebtedness has been fully paid and all of the Obligations have been fully performed.

SECTION 11. AFFIRMATIVE COVENANTS

     Until the Indebtedness as been fully paid and all of the Obligations have been fully performed:

     11.1 No Change in Documents. Borrower shall maintain its existence with no material amendments or changes in its organizational documents which would adversely affect the Collateral, Lender's rights under the Loan Documents or security interest in the Collateral, or the ability of Borrower to perform its obligations under the Loan Documents, without the prior written approval of the Lender, which consent shall not be unreasonably withheld.

     11.2 Maintain Business. Borrower shall maintain in full force and effect all agreements, rights and licenses necessary to carry out its business, and shall keep all of its properties in good condition and repair (subject to ordinary wear and tear) and shall make all needed and proper repairs and improvements to its properties in order to properly conduct its business.

     11.3 Comply With Laws. Borrower shall comply in all material respects with all applicable laws, including without limitation, all applicable Environmental Laws. Borrower will not, and will not permit any third party to, use, generate, manufacture, produce, store, or Release on, under or about any Facility, or transfer to or from any Facility, any Hazardous Substance except in compliance with all applicable Environmental Laws.

     11.4 Maintain Insurance. Borrower shall maintain in full force and effect at all times all insurance coverages required as a condition of the Loan or required under the terms of the Loan Documents.

     11.5 Loan Payments. Borrower shall make all payments of interest and principal on the Loan and shall keep and comply with all terms, conditions and provisions of the Loan Documents.

     11.6 Statements and Reports. Borrower shall maintain a standard, modern system of accounting that reflects the application of generally accepted accounting principles, consistently applied, and shall furnish to Lender the following:

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          (a) Within one hundred twenty (120) days after the end of each fiscal year of Borrower, the 10-KSB statement for the Consolidated Group for that fiscal year, prepared in accordance with GAAP, reviewed by an independent certified public accountant selected by Borrower who is acceptable to Lender in its reasonable judgment.

          (b) Within forty-five (45) days after the end of each fiscal month of Borrower, the financial statement for the Consolidated Group, prepared in accordance with GAAP and on a basis consistent with the year-end financial statements for the Consolidated Group, certified as true and correct by the principal financial officer of Borrower.

          (c) With each statement submitted under subparagraphs (a) and (b) above, a certificate signed by Borrower and by the principal financial officer of Borrower stating, to the best of their knowledge, that no Event of Default exists, and no event has occurred and no condition exists that, after notice or lapse of time, or both, would constitute an Event of Default.

          (d) A statement of litigation matters involving Borrower and each Guarantor that could cause a Material Adverse Effect, such statement to be furnished within ten (10) days after date of service of such litigation or the occurrence of any such change.

     (e) Reserved.

     (f) Reserved.

     (g) Reserved.

          (h) Promptly, from time to time, such other information regarding the operations, business affairs and financial condition of Borrower and each Guarantor as Lender may reasonably request.

     11.7 Records. Borrower shall maintain, in a safe place, proper and accurate books, ledgers, correspondence and other records relating to its operations and business affairs. Lender shall have the right from time to time upon reasonable notice to examine and audit and to make abstracts from and photocopies of each company's books, ledgers, correspondence and other records.

     11.8 Accounts Receivable and Collateral Examination. Lender, at Borrower's expense, shall have the right to perform an examination of Borrower's accounts receivable and of any other Collateral at any reasonable time during normal business hours and upon reasonable notice to Borrower.

     11.9 Maintain Insurance. Borrower shall at all times maintain public liability, property damage and worker's compensation insurance in amounts and with coverages satisfactory to Lender, with loss payable endorsements or additional insured endorsements in favor of Lender as appropriate.

     11.10 No Margin Security. Borrower shall not use any proceeds of the Loan, or any proceeds of any other or future loan from Lender to Borrower, directly or indirectly, to purchase or carry any "margin security" as that term is defined in Regulation U of the Board of Governors of the Federal Reserve System or to

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reduce or retire any indebtedness undertaken for such purposes within the meaning of said Regulation U, and will not use such proceeds in a manner that would cause Borrower to be in violation of Regulation G, T, or X of such Board, nor use such proceeds for any purpose not permitted by Section 7 of the Securities Exchange Act of 1934, as amended, or any of the rules or regulations respecting the extensions of credit promulgated thereunder.

     11.11 Pay Obligations. Borrower shall pay all of its current obligations before they become delinquent, including all federal, state and local taxes, assessments, levies and governmental charges and all other payments required under any federal, state or local law.

     11.12 Further Assurance. Borrower shall execute and deliver such additional documents and do such other acts as Lender may reasonably require in connection with this Loan.

SECTION 12. NEGATIVE COVENANTS

     Until the Indebtedness as been fully paid and all of the Obligations have been fully performed, without receiving the prior written consent of Lender, Borrower shall not:

     12.1 Incur Debt. Become or remain obligated either directly or as a guarantor or surety for any indebtedness for borrowed money or for any indebtedness incurred in connection with the acquisition of any property, real or personal, tangible or intangible, except:

          (a) Indebtedness to Lender; and

          (b) Unsecured trade, utility or non-extraordinary accounts payable arising in the ordinary course of its business.

     12.2 Transfer Collateral; Incur Liens. Assign, transfer or convey any of its right, title and interest in any Collateral, other than in the ordinary course of business and for fair consideration; create or suffer to be created any mortgage, pledge, security interest, encumbrance or other lien on any Collateral (except for Permitted Liens); or create or suffer to be created any mortgage, pledge, security interest, encumbrance or other lien on any other property or assets which it now owns or hereafter acquires.

     12.3 Loans, Investments, etc. Make any loan, advance, extension of credit, or gift to, or, without the prior written consent of Lender, which consent may not be unreasonably withheld, any investment in or any acquisition of any person or entity, except for (i) the purchase of United States government bonds and obligations, (ii) extensions of credit to customers in the ordinary course of business, (iii) the purchase of bank certificates of deposits and prime rated commercial paper having a maturity not exceeding one year, (iv) deposits in demand and savings accounts at banks, and (v) loans and advances to employees and agents in the ordinary course of business for travel and entertainment expenses and similar items.

     12.4 Dissolution; Management Change. Dissolve or liquidate, or merge or consolidate with or into any other entity; turn over the management or operation of its property, assets or business to any other person, firm or corporation.

     12.5 Fiscal Year. Change the times of commencement or termination of its fiscal year or other accounting periods; or change its methods of accounting other than to conform to GAAP.

     12.6 Tangible Net Worth Covenant. For the Consolidated Group permit tangible net worth to be less than $3,000,000.00 at any time. The foregoing covenant shall be measured quarterly, as of the end of each calendar quarter. All computations made to determine compliance with the requirements contained in this paragraph shall be made in accordance with GAAP and shall be certified as true and correct by Borrower.

     12.7 Guarantees. Guarantee, directly or indirectly, or otherwise become contingently liable or obligated for, any indebtedness or obligation of any other person or entity except for the endorsement in the ordinary course of business of negotiable instruments for deposit or collection.

     12.8 Dividends. Purchase, redeem, retire or otherwise acquire for value any shares of its capital stock or member interests or declare or pay any dividend on, or make any other distribution with respect to, whether by reduction of capital or otherwise, any shares of its capital stock or member interests, except, if Borrower is a Subchapter S corporation or a limited liability company, Borrower, as applicable, may pay dividends or make distributions that do not exceed the amount necessary to enable each shareholder or member to pay his or her pro rata share of taxes created as a result of that company's profits.

     12.9 Debt Service Coverage. Permit at any time:

          (a) The Debt Service Coverage to exceed 1.25 to 1.0 for the Consolidated Group (measured quarterly at the end of each calendar quarter on a rolling four quarter basis).

     All financial terms used in this Paragraph shall have the meanings accorded them under generally accepted accounting principles, unless otherwise defined herein. All computations made to determine compliance with the requirements contained in this Paragraph shall be made in accordance with generally accepted accounting principles, applied on a consistent basis, and shall be certified as true and correct by Borrower.

SECTION 13. WAIVER

     13.1 Notice Waivers. Borrower waives presentment, demand, protest and notices of protest, nonpayment, partial payment and all other notices and formalities except as expressly called for in this Agreement or in the Notes. Borrower consents to and waives notice of: (i) the granting of indulgences or extensions of time of payment, (ii) the taking or releasing of security, and
(iii) the addition or release of persons who may be or become primarily or secondarily liable on or with respect to the Indebtedness or any part thereof, and all in such manner and at such time as Lender may deem advisable.

     13.2 No Waivers By Lender. No delay or omission by Lender in exercising any right, power or remedy hereunder, and no indulgence given to Borrower, with respect to any term, condition or provision set forth herein, shall impair any right, power or remedy of Lender under this Agreement, or be construed as a waiver by Lender of, or acquiescence in, any Event of Default. Likewise, no such delay, omission or indulgence by Lender shall be construed as a variation or waiver of any of the terms, conditions or provisions of this Agreement. Any actual waiver by Lender of any Event of Default shall not be a waiver of any other prior or subsequent Event of Default or of the same Event of Default after notice to Borrower demanding strict performance.

SECTION 14. DEFAULT

     14.1 Events of Default. The occurrence of any of the following events or conditions shall constitute an "Event of Default" under this Agreement:

          (a) Any failure to pay any interest or principal or any other part of the Indebtedness when the same becomes due and payable, subject to any applicable cure periods.

          (b) Any failure or neglect to perform or observe any of the terms, provisions, conditions or covenants of this Agreement or any other Loan Document, other than those referred to in the other provisions of this Paragraph 14.1, and such failure or neglect either (i) cannot be remedied,
     (ii) can be remedied within fifteen (15) days by prompt and diligent action, but it continues unremedied for a period of fifteen (15) days after notice thereof to Borrower, or (iii) can be remedied, although not within fifteen (15) days even by prompt and diligent action, but such remedy is not commenced within fifteen (15) days after notice thereof to Borrower or is not diligently prosecuted to completion within a total of sixty (60) days from the date of such notice.

          (c) Any warranty, representation or statement contained in this Agreement, in the Note, in any other Loan Document, or made or furnished to Lender by or on behalf of Borrower and any Guarantor that shall be or shall prove to have been false or misleading in any material respect as of the time made or furnished.

          (d) The filing by Borrower or any Guarantor of any proceeding under the federal bankruptcy laws now or hereafter existing or any other similar statute now or hereafter in effect; or the entry of an order for relief under such laws with respect to Borrower or any Guarantor.

          (e) The commencement of any proceeding described in subparagraph (d) above against Borrower or any Guarantor unless dismissal of such proceeding is promptly sought and diligently prosecuted and such proceeding is in fact dismissed within sixty (60) days from the date of such commencement; the acquiescence by Borrower or such Guarantor to such proceedings; or the appointment of a receiver, trustee, custodian or conservator for all or any part of the assets of Borrower or any Guarantor.

          (f) The insolvency of Borrower or any Guarantor; or the execution by Borrower or any Guarantor of an assignment for the benefit of creditors; or the convening by Borrower or any Guarantor of a meeting of its creditors, or any class thereof, for purposes of affecting a moratorium upon or extension or composition of its debts; or the failure of Borrower or any Guarantor to pay its debts as they mature; or if Borrower or any Guarantor is generally not paying its debts as they mature.

          (g) The admission in writing by Borrower or any Guarantor that it is unable to pay its debts as they mature or that it is generally not paying its debts as they mature.

          (h) The liquidation, termination or dissolution of Borrower or any Guarantor who are corporations, limited liability companies, partnerships or joint ventures or the death or incapacity of any Guarantor who is an individual plus the elapse of time until sixty (60) days prior to the last date for filing a claim in the estate of that individual, unless prior to that date either (A) the contingent claim of Lender under the guarantee by that Guarantor shall have been accepted and approved by the court administrating that estate and a plan satisfactory to Lender shall have been approved by that court to ensure that the assets of the estate will be available to pay that claim if and when it should mature; or (B) substitute guarantees, in form satisfactory to Lender, and from guarantors satisfactory to Lender, have been received and accepted by Lender.

          (i) Any levy or execution upon, or judicial seizure of, any portion of the Collateral; any garnishment or attachment of any Collateral; or the institution of any legal action or proceedings to enforce any Lien against the Collateral

          (j) The existence or the filing of any Lien, other than Permitted Liens, against the Collateral that is not removed, released, bonded or stayed to the satisfaction of Lender within thirty (30) days after its creation, except any such Lien the validity of which Borrower is actively contesting in good faith by appropriate proceedings and for which Borrower has furnished to Lender in its reasonable judgment a cash deposit or other security in an amount and form satisfactory to Lender against the sale or forfeiture of the Collateral that is the subject of such Lien.

          (k) The entry of any judgment, order or decree, or any other type of adverse ruling, against Borrower or any Guarantor that could have a Material Adverse Effect, unless within fifteen (15) days thereafter, Borrower posts a Supercedeas Bond in an amount and within insurer acceptable to Lender, provided the acts taken by Borrower in connection with obtaining such bond do not otherwise cause an Event of Default or constitute an event or condition which with the giving of notice or the lapse of time or both would result in an Event of Default.

          (l) The abandonment by Borrower or any Guarantor of all or any material part of its property or assets, or any of the Collateral.

          (m) The loss, theft or destruction of, or any substantial damage to, any material part of the property or assets of Borrower or any Guarantor, or any Collateral, that is not adequately covered by insurance.

          (n) The issuance of any order or decree enjoining or prohibiting Lender or Borrower or any Guarantor from performing under this Agreement or any of the other Loan Documents, which order or decree is not vacated within fifteen (15) days after the granting thereof.

          (o) The occurrence of any default under any of the other Loan Documents that is not cured within any period for cure set forth therein.

          (p) Any failure or neglect to satisfy any of the financial covenants set forth in Paragraph 12.6 hereof which failure or neglect is not fully remedied and cured by the end of the next calendar month.

          (q) The occurrence of any event or condition, that with the giving of notice or passage of time, or both, could result in a material default by Borrower under any other contract, loan, obligation or agreement of any kind to which Borrower is a party that results in a Material Adverse Effect.

          (r) Reserved.

          (s) The occurrence of any default under any document or instrument given by Borrower or an Affiliate in connection with any other indebtedness of Borrower or any Affiliate to Lender.

          (t) The occurrence of any event or condition that Lender, in its reasonably judgment, believes results in a Material Adverse Effect.

     14.2 Remedies. Upon the occurrence of any Event of Default, and at any time thereafter while such Event of Default is continuing, Lender may do one or more of the following [except that in the case of an Event of Default described in subparagraphs 14.1(d) through 14.1(g) above relating to Borrower, acceleration shall be automatic]:

          (a) Declare the entire Loan and the rest of the Indebtedness immediately due and payable, without notice or demand.

          (b) Proceed to protect and enforce its rights under this Agreement, the Note, all Security Documents, and all other Loan Documents.

          (c) Avail itself of any other relief to which Lender may be legally or equitably entitled.

     14.3 Payment of Costs. Borrower shall pay all costs and expenses including, without limitation, costs of UCC and title searches, court costs and attorneys' fees incurred in enforcing payment of the Indebtedness and performance of the Obligation or in exercising the rights and remedies of Lender hereunder. All such costs and expenses shall be secured by all Security Documents. In the event of any court proceedings, court costs and reasonable attorneys' fees shall be set by the court and not by jury and shall be included in any judgment obtained by Lender.

     14.4 Right to Pay and Perform. If Borrower shall fail to pay any amount as required herein or in any of the other Loan Documents, to satisfy any requirement hereof or of any of the other Loan Documents, or to perform otherwise as required herein or in any of the other Loan Documents, Lender may advance the moneys necessary to pay the same, to satisfy such requirements or to so perform. Lender will endeavor to give Borrower prior notice of each advance where practicable, provided, however, any failure of Lender to give such notice shall not impact upon Lender's right to make the advance.

     14.5 No Prejudice to Lender. No failure on the part of Lender to exercise any of its rights hereunder arising upon any Event of Default shall be construed to prejudice its rights upon the occurrence of any other or subsequent Event of Default. No delay on the part of Lender in exercising any such rights shall be construed to preclude it from the exercise thereof at any time during the continuance of that Event of Default. Lender may enforce any one or more remedies or rights hereunder successively or concurrently. By accepting payment of any of the Indebtedness or performance of any of the Obligation after its due date, Lender shall not thereby waive the agreement contained herein that time is of the essence, nor shall Lender waive either its right to require prompt payment when due of the remainder of the Indebtedness or performance when due of the remainder of the Obligation or its right to consider the failure to so pay or perform an Event of Default.

SECTION 15. ACTION UPON AGREEMENT

     15.1 No Third Party Beneficiaries. This Agreement is made for the sole protection and benefit of the parties hereto and no other person or organization shall have any right of action hereon or be a third party beneficiary hereof.

     15.2 Entire Agreement. This Agreement, together with the Loan Documents and instruments referred to herein, embodies the entire Agreement of the parties with regard to the subject matter hereof. There are no representations, promises, warranties, understandings or agreements expressed or implied, oral or otherwise, in relation thereto, except those expressly referred to or set forth herein. Borrower acknowledges that the execution and delivery of this Agreement is its free and voluntary act and deed, and that said execution and delivery have not been induced by, nor done in reliance upon, any representations, promises, warranties, understandings or agreements made by Lender, its agents, officers, employees or representatives, other than as set forth herein.

     15.3 Changes in Writing. No promise, representation, warranty or agreement made subsequent to the execution and delivery of this Agreement by either party hereto, and no revocation, partial or otherwise, or change, amendment or addition to, or alteration or modification of, this Agreement shall be valid unless the same shall be in writing signed by all parties hereto.

     15.4 Separate Entities. Lender and Borrower have separate and independent rights and obligations under this Agreement. Nothing contained herein shall be construed as creating, forming or constituting any partnership, joint venture, merger or consolidation of Lender and Borrower for any purpose or in any respect.

SECTION 16. GENERAL

     16.1 Agreement to Continue. This Agreement, and the representations, warranties, and covenants contained herein shall survive the making of the Loan and shall remain in full force and effect until the Indebtedness as been fully paid and all of the Obligations have been fully performed.

     16.2 Lender's Investigations. Borrower and its members shall be solely responsible for all aspects of Borrower's business and activities. Any investigation or review by Lender or its counsel shall be solely for Lender's benefit, including to determine whether Borrower is properly discharging its obligations to Lender, and may not be relied upon by Borrower or any third party. Neither Lender, nor Lender's counsel, owes any duty of care to Borrower or to any third party to protect against, or to inform Borrower or any third party of, any matters disclosed by any investigation or review by Lender or its counsel.

     16.3 Rights to Protect Lender. All rights, powers and remedies granted Lender herein, or otherwise available to Lender, are for the sole benefit and protection of Lender, and Lender may exercise any such right, power or remedy at its option and in its sole and absolute discretion without any obligation to do so. In addition, if, under the terms hereof, Lender is given two or more alternative courses of action, Lender may elect any alternative or combination of alternatives, at its option and in its sole and absolute discretion. All monies advanced by Lender under the terms hereof and all amounts paid, suffered or incurred by Lender in exercising any authority granted herein, including reasonable attorneys' fees, shall be secured by the Security Documents, shall bear interest at the highest rate payable on any of the Indebtedness until paid, and shall be due and payable by Borrower to Lender immediately without demand.

     16.4 Indemnity. Borrower shall and hereby does indemnify and hold Lender harmless from and against all claims, costs, expenses, actions, suits, proceedings, losses, damages and liabilities of any kind whatsoever, including but not limited to reasonable attorneys' fees and expenses, arising out of any matter relating, directly or indirectly, to the Loan, whether resulting from internal disputes of the Borrower, disputes between Borrower and any Guarantor, or whether involving other third persons or entities, or out of any other matter whatsoever related to this Agreement, the other Loan Documents, any Facility, or any Collateral, including but not limited to (i) any use, generation, manufacture, production, storage, Release, threatened Release, or presence of a Hazardous Substance; (ii) any violation or claim of violation of any Environmental Law; or (iii) any breach of any of the warranties, representations and covenants contained herein, but excluding any claim or liability which arises as the direct result of the gross negligence, fraud or willful misconduct of Lender. This indemnity provision shall continue in full force and effect and shall survive not only the making of the Loan but shall also survive the payment of the Indebtedness and the performance of the Obligations.

     16.5 Joint and Several; Context. If Borrower consists of more than one person or entity their liability shall be joint and several. The provisions hereof shall apply to the parties according to the context thereof and without regard to the number or gender of words or expressions used.

     16.6 Time of the Essence. Time is expressly made of the essence of this Agreement.

     16.7 Notices. All notices required or permitted to be given hereunder shall be in writing and may be given in person or by United States mail, by commercial delivery service or by electronic transmission with verified receipt. Any notice directed to a party to this Agreement shall become effective upon the earliest of the following: (i) actual receipt by that party; (ii) delivery to the designated address of that party, addressed to that party; or (iii) if given by certified or registered United States mail, the earlier of the date of delivery shown on the return receipt or twenty-four (24) hours after deposit with the United States Postal Service, postage prepaid, addressed to that party at its designated address. The designated address of a party shall be the address of the party shown below or such other address within the continental United States as that party, from time to time, may specify by notice to the other parties:

     Borrower:                         Hamilton Aerospace Technologies, Inc.
                                       P.O. Box 23009
                                        Tucson, Arizona 85734-3009
                                       Attention: Gordon Hamilton

     with a copy to:                   James Fry, Esq.
                                       World Jet Corporation
                                       6900 S. Park Avenue
                                       Tucson, Arizona 85706

     Lender:                           M&I Marshall & Ilsley Bank
                                       One East Camelback Road
                                       Phoenix, Arizona 85012-1647
                                       Attention:   Frank X. Mendoza

     with a copy to:                   Quarles & Brady Streich Lang LLP
                                       One Renaissance Square
                                       Two North Central Avenue
                                       Phoenix, Arizona  85004
                                       Attention:  Peter A. Terry, Esq.

     16.8 Costs and Expenses. Borrower shall pay all costs and expenses arising from the preparation of this Agreement, the closing of the Loan and the making of the Advance, including but not limited to appraisals, recording and filing fees, costs of Uniform Commercial Code searches, Lender's attorneys' fees, any intangible or recording taxes and any other charges that may be imposed on Lender as a result of this transaction.

     16.9 Choice of Law. This Agreement shall be governed by and construed according to the laws of the State of Arizona.

     16.10 Venue. Lender may bring any action or proceeding to enforce or arising out of this Agreement in any court of competent jurisdiction. If Lender commences such an action in a court located in the County of Maricopa, State of Arizona, or the United States District Court for the District of Arizona, Borrower hereby agrees that it will submit and does hereby irrevocably submit to the personal jurisdiction of such courts and will not attempt to have such action dismissed, abated, or transferred on the ground of forum non convenience or similar grounds; provided, however, that nothing contained herein shall prohibit Borrower from seeking, by appropriate motion, to remove any action brought in a Arizona state court to the United States District Court for the District of Arizona. If such action is so removed, however, Borrower shall not seek to transfer such action to any other district, nor shall Borrower seek to transfer to any other district any action which Lender originally commences in such federal court. Any action or proceeding brought by Borrower arising out of this Agreement or any of the other Loan Documents shall be brought solely in a court of competent jurisdiction located in the County of Maricopa, State of Arizona, or in the United States District Court for the District of Arizona. Borrower waives any objection which it may now or hereafter have to venue of any such action or proceeding and waives any right to seek removal of any action or proceeding commenced in accordance herewith.

     16.11 WAIVER OF TRIAL BY JURY. BORROWER AND LENDER EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT THAT IT MAY HAVE TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE DEALINGS OF THE PARTIES WITH RESPECT THE TRANSACTION THAT IS THE SUBJECT OF THIS AGREEMENT WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE. THIS WAIVER HAS BEEN NEGOTIATED BY THE PARTIES AND IS AN ESSENTIAL PART OF THEIR BARGAIN. EITHER PARTY MAY FILE A COPY OF THIS PROVISION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES TO THE WAIVER OF ANY RIGHT THEY MIGHT OTHERWISE HAVE TO TRIAL BY JURY.

     16.12 Successors and Assigns. Except as otherwise provided herein, this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their successors and assigns.

     16.13 Headings. The headings or captions of sections and paragraphs in this Agreement are for convenience and reference only, do not define, control or limit the provisions of such sections or paragraphs, and shall not affect the interpretation of this Agreement.

     16.14 Participations. Lender, at any time, shall have the right to sell, assign, or grant participations in all or any portion of the Loan and in any of the Loan Documents. Lender is authorized to furnish any purchaser or participant, or prospective purchaser or participant, any documents or information provided to Lender or that Lender may have obtained relating to Borrower or any Guarantor or relating to the Loan or the Collateral.

     16.15 Loan Agreement to Prevail. In the event of any direct conflict between the provisions of this Agreement and those of the Note or any other Loan Document, the provisions of this Agreement shall prevail.



     IN WITNESS WHEREOF, these presents are executed as of the date indicated above.

                                            BORROWER:
                                            --------

                                            HAMILTON AEROSPACE TECHNOLOGIES,
                                            INC. a Delaware corporation

                                            By:
                                               --------------------------------
                                            Name:
                                                 ------------------------------
                                            Title:
                                                  -----------------------------

                                            M&I MARSHALL & ILSLEY BANK, a
                                            banking corporation organized and
                                            existing under the laws of the State
                                            of Wisconsin

                                            By:
                                               --------------------------------
                                            Name:
                                                 ------------------------------
                                            Title:
                                                  -----------------------------

                                            By:
                                               --------------------------------
                                            Name:
                                                 ------------------------------
                                            Title:
                                                  -----------------------------

List of Exhibits
----------------
Exhibit A                  Existing Facilities

Exhibit B                  Pending or Threatened Litigation

                                    EXHIBIT A

                              (Existing Facilities)


The Premises described in Exhibit A to that certain Lease between Borrower and Tucson Airport Authority, with a lease commencement date of May 1, 2003, leasing a portion of the Tucson International Airport, located in Pima County, Arizona.


                                   Exhibit 1
                                     Page 1

                                    EXHIBIT B

                       (Pending or Threatened Litigation)


                                      None

                                   Exhibit B
                                     Page 1